SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 1999


                                  EGAMES, INC.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                   0-27102                 23-2694937
(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                          Identification No.)



   2000 Cabot Blvd. West, Suite 110, Langhorne, PA                19047-1833
   -----------------------------------------------                ----------
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On June 3, 1999, eGames, Inc. (the "Company") issued a press release announcing that the Company's board of directors adopted a shareholder rights plan, a copy of which press release is attached hereto as Exhibit 99(a) and is incorporated herein by reference. A copy of the Rights Agreement, dated as of June 1, 1999, by and between the Company and StockTrans, Inc., as Rights Agent, is filed herewith as Exhibit 99(b) and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99(a)  Press Release dated June 3, 1999

                  99(b) Rights Agreement, dated as of June 1, 1999, between eGames, Inc. and StockTrans, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EGAMES, INC.


                                             By: /s/ Gerald W. Klein
                                                 -------------------------------
                                                 Gerald W. Klein, President,
                                                 Chief Executive Officer and
                                                 Chief Financial Officer

Dated: June 10, 1999